UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                               September 19, 2002
                Date of Report (Date of Earliest Event Reported)


                              ePHONE Telecom, Inc.
             (Exact name of registrant as specified in its charter)

                              1145 Herndon Parkway
                                    Suite 100
                             Herndon, Virginia 20170
               (Address of principal executive offices (zip code))

                                  (703)787-7000
              (Registrant's telephone number, including area code)



Florida                            0-27669                 98-0204749
(State of incorporation)  (Commission File Number)       (IRS Employer
                                                      Identification No.)











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Item 5.  Other Events

         On September 9, 2002, Comdial Corporation (and its subsidiary Array Telecom Corporation) filed a motion in the Circuit Court for the County of Fairfax to confirm an arbitration award rendered in their favor by the American Arbitration Association ("AAA"). The award is more fully described in the Company's Form 8-K dated September 6, 2002. On September 10, 2002, the Company petitioned the AAA to reconsider and recalculate the arbitration award. On September 19, 2002, the AAA denied the Company's requests without explanation. The Company intends to oppose Comdial's motion to confirm the award.

Item 7.  Financial Statements and Exhibits

None.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            ePHONE TELECOM, INC.,
                                            A Florida Corporation



Date: September 24, 2002   By :    /s/ Carmine Taglialatela Jr.
                                   ----------------------------
                                   Carmine Taglialatela Jr.,
                                   President and Chief Executive Officer